UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 12, 2021 (May 6, 2021)
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CLVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 6, 2021, Clarivate Plc (“Clarivate” or the “Company”) held its 2021 Annual General Meeting of Shareholders. At that meeting, the shareholders considered and acted upon nine proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement dated March 25, 2021 (the "Proxy Statement"). Of 608,075,034 shares outstanding and entitled to vote as of March 4, 2021 (the “Record Date”), the holders of record of 586,136,085 shares were present at the meeting either in person or by proxy. All proposals on the agenda were approved by the shareholders. Below are the final voting results.

(1)    Shareholders elected the individuals named below to serve as directors of Clarivate, with their terms expiring at the Company’s 2022 Annual General Meeting as a result of the approval by shareholders of the declassification proposal (2) set forth below. Election of each director required approval by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Valeria Alberola	583,391,785	46,034	76,998	2,621,268
Usama N. Cortas	583,383,432	52,498	78,887	2,621,268
Adam T. Levyn	583,334,929	103,284	76,604	2,621,268
Charles J. Neral	583,378,665	59,181	76,971	2,621,268
Roxane White	583,390,122	48,229	76,466	2,621,268

(2)    Shareholders approved a proposal to amend the Company’s Articles of Association in order to declassify the Board of Directors. Approval required two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy. Because this proposal was approved, the terms of all of the Company’s directors, including those elected pursuant to proposal (1) above, will expire at the Company’s Annual General Meeting in 2022 and each director nominee at that meeting will stand for election to a one-year term expiring at the Annual General Meeting in 2023 or until his or her successor is duly elected and qualified.

For	583,455,691
Against	47,572
Abstain	11,554
Broker non-votes	2,621,268

(3)    Shareholders approved proposed amendments to the Company’s Articles of Association to eliminate any requirement that directors may be removed only for cause. Approval required two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy. A copy of Clarivate’s Amended and Restated Memorandum and Articles of Association reflecting these amendments is filed herewith as Exhibit 3.1.

For	583,394,532
Against	36,488
Abstain	83,797
Broker non-votes	2,621,268

(4)    Shareholders approved proposed amendments to the Company’s Articles of Association to eliminate provisions that are no longer applicable as a result of the Termination Agreement, dated as of July 28, 2020, among the Company, former controlling shareholders, affiliates of Onex Partners Advisor LP, Baring Private Equity Asia Pte Ltd and certain other parties. Approval required two-thirds of the votes cast by, or on behalf of the shareholders entitled to vote in person or represented by proxy. A copy of Clarivate’s Amended and Restated Memorandum and Articles of Association reflecting these amendments is filed herewith as Exhibit 3.1.

For	586,001,585
Against	15,290
Abstain	119,210

(5)    Shareholders approved a proposal to authorize share repurchases of Clarivate’s ordinary shares from affiliates of Leonard Green & Partners, L.P. (“LGP”), Partners Group AG (“Partners”), Castik Capital S.a.r.l. (“Castik”) and NGB Corporation (“NGB”) (collectively, the “CPA Global Investors”). Approval required both (i) two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy and (ii) a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy, excluding for purposes of this clause (ii) votes cast by a CPA Global Investor with respect to share repurchases from such CPA Global Investor.

Votes Cast by All Shareholders
For	544,726,922
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

Excluding Votes Cast by the CPA Global Investors
For	355,706,889
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

Excluding Votes Cast by LGP
For	428,060,415
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

Excluding Votes Cast by Partners
For	519,143,863
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

Excluding Votes Cast by Castik
For	506,373,280
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

Excluding Votes Cast by NGP
For	536,310,097
Against	37,745,971
Abstain	1,041,924
Broker non-votes	2,621,268

(6)    Shareholders approved a proposal to authorize share repurchases of Clarivate’s ordinary shares from any of Clarivate’s wholly owned subsidiaries. Approval required both (i) two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy and (ii) a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy, excluding for purposes of this clause (ii) votes cast by the applicable wholly owned subsidiary shareholder. There were no ordinary shares of Clarivate held by any of its subsidiaries and eligible to vote as of the Record Date.

Votes Cast by All Shareholders
For	544,757,609
Against	37,715,897
Abstain	1,041,311
Broker non-votes	2,621,268

(7)    Shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. Approval required at least a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	577,610,746
Against	5,794,524
Abstain	109,547
Broker non-votes	2,621,268

(8)    As to the proposal seeking an advisory, non-binding, indication from shareholders regarding the frequency of an advisory, non-binding shareholder vote on the compensation of our named executive officers, the option of one year received the highest number of votes cast by shareholders. In light of, and consistent with, the vote of its shareholders, Clarivate has determined to include an advisory vote on its executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

One Year	582,999,729
Two Years	92,053
Three Years	338,027
Abstain	85,008
Broker non-votes	2,621,268

(9)    Shareholders ratified the appointment of PricewaterhouseCoopers LLP to serve as Clarivate’s independent registered public accounting firm for 2021. Ratification required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	585,920,890
Against	140,349
Abstain	74,846

Item 8.01 Other Events

Date of 2022 Annual General Meeting of Shareholders

Clarivate’s 2022 Annual General Meeting of Shareholders will be held on May 5, 2022. Further details will be provided in the proxy statement for the meeting.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

No.	Description
3.1	Amended and Restated Memorandum and Articles of Association
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: May 12, 2021	By:	/s/ Richard Hanks
	Name:	Richard Hanks
	Title:	Chief Financial Officer